UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Cactus Acquisition Corp. 1 Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION, DATED MARCH 16, 2023

Cactus Acquisition Corp. 1 Ltd.
4B Cedar Brook Drive
Cranbury, NJ 08512

March __, 2023

Dear Shareholders:

On behalf of the board of directors (the “Board”) of Cactus Acquisition Corp. 1 Ltd. (the “Company” or “Cactus”), I invite you to attend an extraordinary general meeting in lieu of our 2023 annual general meeting of the Company (the “Meeting”). The Meeting will be held at Eastern Time on , 2023. The Company will be holding the Meeting at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/cactusac/2023. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/cactusac/2023.

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

1.	Proposal No. 1 — A proposal to approve, by way of special resolution, an amendment to Cactus’ Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date (the “Termination Date”) by which Cactus has to consummate a business combination (the “Articles Extension”) from May 2, 2023 (the “Original Termination Date”) to November 2, 2023 (the “Articles Extension Date”) or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Proposal”). A copy of the proposed amendment to the Articles is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — A proposal to amend the Company’s investment management trust agreement, dated as of November 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental,” or the “Trustee”), to extend the date by which the Company would be required to consummate a business combination from the Original Termination Date to the Articles Extension Date, or such earlier date as may be determined by the Board in its sole discretion (the “Trust Extension”) (the “Trust Extension Proposal”);

3.	Proposal No. 3 — A proposal to approve, by way of special resolution, an amendment to Cactus’ Articles to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Conversion Amendment”) (the “Conversion Amendment Proposal”);

4.	Proposal No. 4 — A proposal to approve, by way of ordinary resolution of the holders of the Class B ordinary shares, the re-appointment of each of Ofer Gonen, Nachum (Homi) Shamir, Hadar Ron, M.D., David J. Shulkin, M.D., and David Sidransky, M.D. as directors serving on the Board until the second succeeding annual general meeting of the Company and until their successors are elected and qualified (the “Director Election Proposal”); and

5.

Proposal No. 5 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Approval of each of the Articles Extension Proposal and Trust Extension Proposal is a condition to the implementation of the Articles Extension. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

Each of the proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. In addition to considering and voting on the foregoing proposals, members of the Company’s management will be available at the Meeting to discuss the consolidated financial statements of the Company for the fiscal year ended December 31, 2022 and to answer questions of shareholders regarding the Company’s current affairs.

The purpose of the Articles Extension Proposal is to provide us with additional time to complete a business combination. Our efforts to complete a business combination will involve: (1) entering into a definitive business combination agreement; (2) filing a registration statement containing a proxy statement/prospectus for a shareholders meeting to approve our initial business combination and completing the review process of the Securities and Exchange Commission with respect to that filing, (3) establishing a meeting date and record date for a shareholders meeting to approve a business combination, and distributing proxy materials to shareholders; and (4) holding the meeting to approve an initial business combination. Without the Articles Extension, we believe that we will not be able to complete an initial business combination on or before the Termination Date. If that were to occur, Cactus would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. If a suitable business combination is timely identified, the Company intends to hold the above-referenced shareholders meeting prior to the expiration of the Articles Extension in order to seek shareholder approval of an initial business combination. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, whether to liquidate and dissolve the Company at an earlier date. Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

Only holders of record of our Class A ordinary shares and Class B ordinary shares (collectively, the “ordinary shares”) (or, in the case of the Director Election Proposal, our Class B ordinary shares specifically) at the close of business on _______ are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

Our Board has approved the proposals, and recommends that shareholders vote in favor of each proposal. Approval of each of the Articles Extension Proposal and Conversion Amendment Proposal requires a special resolution as a matter of Cayman Islands law, being a resolution passed by majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Approval of the Trust Extension Proposal requires the affirmative vote of the holders of at least 65% of the outstanding Company ordinary shares entitled to vote thereon. Approval of (a) the Director Election Proposal requires an ordinary resolution being a resolution passed by a simple majority of the holders of the Class B ordinary shares of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution; and (b) the Adjournment Proposal requires an ordinary resolution being a resolution passed by a simple majority of the shareholders of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. All of the Class B ordinary shares in the capital of Cactus are currently held by Cactus Healthcare Management, L.P. (the “Sponsor”).

In connection with the Articles Extension Proposal, holders (“public shareholders”) of the Company’s Class A ordinary shares that were sold in our initial public offering (the “IPO”) (“Public Shares”) may elect to redeem their Public Shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether or how such public shareholders vote on the proposals at the Meeting. However, redemption payments for Elections in connection with this Meeting will only be made if both the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

You are not being asked to vote on any business combination at this time. If the Articles Extension Proposal and the Trust Extension Proposal are approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares if and when a business combination proposal is submitted to shareholders for approval, subject to any limitations set forth in our Articles. In addition, public shareholders who do not make the Election will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the expiration of the Articles Extension, subject to any limitations set forth in our Articles.

If the Articles Extension Proposal and Trust Extension Proposal are approved and the Articles Extension is implemented, then in accordance with the Trust Agreement, the Company’s trust account (the “Trust Account”) will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the Trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the period of the Articles Extension.

To exercise your redemption rights, you must tender your shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, prior to 5:00 P.M. Eastern Time on _____, 2023 (two business days prior to the Meeting). You may tender your shares by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its Public Shares.

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $[ ] at the time of the Meeting. The closing price of the Company’s ordinary shares on the Nasdaq Global Market on [ ], 2023 was $[ ] . Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $ more for each share than if such shareholder sold the shares in the open market. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their Public Shares.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Articles Extension Proposal, the Trust Extension Proposal, the Conversion Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal. Whether or not you plan to participate in the Meeting virtually or in person, we urge you to read this material carefully and vote your shares.

Sincerely,

Nachum (Homi) Shamir,
Chairman of the Board
March [ ], 2023

Cactus Acquisition Corp. 1 Ltd.

4B Cedar Brook Drive

Cranbury, NJ 08512

NOTICE OF EXTRAORDINARY GENERAL MEETING

IN LIEU OF

2023 ANNUAL GENERAL MEETING OF

Cactus Acquisition Corp. 1 Ltd.

TO BE HELD ON [  ], 2023

To the Shareholders of Cactus Acquisition Corp. 1 Ltd.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of the 2023 annual general meeting (the “Meeting”) of Cactus Acquisition Corp. 1 Ltd., a Cayman Islands exempted company (the “Company,” “Cactus”, “we” or “us”), will be held on [ ]  , 2023, at  Eastern Time. The Company will be holding the Meeting at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/cactusac/2023.

The purpose of the Meeting will be to consider and vote upon the following proposals:

1.	Proposal No. 1 — A proposal to approve, by way of special resolution, an amendment to Cactus’ Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date (the “Termination Date”) by which Cactus has to consummate a business combination (the “Articles Extension”) from May 2, 2023 (the “Original Termination Date”) to November 2,2023 (the “Articles Extension Date”) (the “Articles Extension Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — A proposal to amend the Company’s investment management trust agreement, dated as of November 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date by which the Company would be required to consummate a business combination from May 2, 2023 to November 2, 2023, or such earlier date as may be determined by our Board in its sole discretion (the “Trust Extension”) (the “Trust Extension Proposal”);

3.	Proposal No. 3 — A proposal to approve, by way of special resolution, an amendment to Cactus’ Articles to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Conversion Amendment”)(the “Conversion Amendment Proposal”);

4.	Proposal No. 4 — A proposal to approve, by way of ordinary resolution of the holders of the Class B ordinary shares in the capital of the Company, the re-appointment of each of Ofer Gonen, Nachum (Homi) Shamir, Hadar Ron, M.D., David J. Shulkin, M.D., and David Sidransky, M.D. as a director of the Company until the second succeeding annual general meeting of the Company and until their successors are elected and qualified (the “Director Election Proposal ”); and

5.	Proposal No. 5 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The Board has fixed the close of business on _______, 2023 as the record date for the Meeting and only holders of shares in the capital of the Company (or, in the case of the Director Election Proposal, Class B ordinary shares specifically) of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Sincerely,

Nachum (Homi) Shamir
Chairman of the Board

Dated: March __, 2023

IMPORTANT

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS NOTICE OF EXTRAORDINARY GENERAL MEETING, PROXY STATEMENT TO THE SHAREHOLDERS AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 WILL BE AVAILABLE AT https://www.cstproxy.com/cactusac/2023. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT [ ], 2023.

Cactus Acquisition Corp. 1 Ltd.

4B Cedar Brook Drive
Cranbury, NJ 08512

i

Cactus Acquisition Corp. 1 Ltd.

PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING IN LIEU OF 2023 ANNUAL GENERAL MEETING OF THE COMPANY

To be held at Eastern Time on _______, 2023

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

Why am I receiving this proxy statement?

This proxy statement of Cactus Acquisition Corp. 1 Ltd. (the “Company,” “Cactus,” “we” or “us”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at an extraordinary general meeting in lieu of the 2023 annual general meeting of the Company (the “Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company formed on April 19, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is Cactus Healthcare Management LP, a Delaware limited partnership, which we refer to herein as our “Sponsor”. On November 2, 2021, we consummated the closing of our initial public offering, selling 12,650,000 units (the “Public Units”) (representing the units for the base offering and additional units sold upon the exercise in full by the underwriters of their over-allotment option). Each unit consists of one Class A ordinary share (each, a “Public Share”) and one-half of a redeemable warrant of the Company (each, a “Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Public Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $126,500,000 at closing.

Substantially concurrent with the closing of its initial public offering (the “IPO”), the Company completed the private sale of 4,866,667 warrants (“Private Placement Warrants”), to our Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating aggregate gross proceeds of $7,300,000 for the Company. Following the closing, we deposited a total of $129,030,000 in a trust account administered by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). Prior to our initial public offering, our Sponsor purchased an aggregate of 2,875,000 founders shares (“Founder Shares”) for an aggregate purchase price of $25,000. Prior to the initial investment in the Company of $25,000 by our Sponsor, the Company had no assets, tangible or intangible.  In October 2021, we effected a share dividend of 0.1 shares for each share then outstanding, thereby resulting in 3,162,500 Class B ordinary shares outstanding and held by our Sponsor. Together with its purchase of the Founder Shares, our Sponsor also purchased, in total, simultaneously with the closing of our initial public offering, warrants to purchase an additional 4,866,667 Class A ordinary shares.  (“Private Warrants”). As such, disregarding the additional Class A ordinary shares underlying those warrants (and the shares underlying warrants sold in our initial public offering as part of the units), our Sponsor owns 20.0% of our issued and outstanding shares.

Like most blank check companies’ governing documents, our amended and restated articles of association (the “Articles”) provide for the return of the IPO proceeds held in trust to the holders of publicly-held Class A ordinary shares (“Public Shares”) if there is no qualifying business combination consummated on or before a certain date. In our case, such certain date is May 2, 2023 (i.e., upon the expiration of the 18-month period following the consummation of the IPO, which period we refer to as the “business combination period”). If both the Articles Extension Proposal and the Trust Extension Proposal are approved, the business combination period will instead be extended until November 2, 2023. Our Board believes that it is in the best interests of the shareholders to extend the business combination period until that date. Therefore, the Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.

Why does the Company need to hold an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of shareholders for the election of directors within 12 months after our fiscal year ended December 31, 2022.

In addition to sending our shareholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2021.

In addition to considering and voting on the proposals described below, members of the Company’s management will be available at the Meeting to discuss the consolidated financial statements of the Company for the fiscal year ended December 31, 2022 and to answer questions regarding the Company’s current affairs.

What is being voted on?

You are being asked to vote on the following proposals:

(i) Proposal No. 1 — A proposal to approve, by way of special resolution, an amendment to our Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date (the “Termination Date”) by which Cactus has to consummate a business combination (the “Articles Extension“) from May 2, 2023 (the “Original Termination Date”) to November 2, 2023 (the “Articles Extension Date”) (the “Articles Extension Proposal”). A copy of the proposed amendment is set forth in Annex A to this proxy statement.

(ii) Proposal No. 2 — A proposal to amend our investment management trust agreement, dated as of November 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date by which the Company is required to consummate a business combination from May 2, 2023 to November 2, 2023, or such earlier date as may be determined by our Board in its sole discretion (the “Trust Extension”) (the “Trust Extension Proposal”).

(iii) Proposal No. 3  — A proposal to approve, by way of special resolution, an amendment to Cactus’ Articles to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (“the “Conversion Amendment”) (the “Conversion Amendment Proposal”);

(iv) Proposal No. 4 — A proposal to approve, by way of ordinary resolution of the holders of Class B ordinary shares in the capital of the Company, the re-appointment of each of Ofer Gonen, Nachum (Homi) Shamir, Hadar Ron, M.D., David J. Shulkin, M.D., and David Sidransky, M.D. as directors of the Board until the second succeeding annual general meeting of the Company and until those directors’ successors are elected and qualified (the “Director Election Proposal”).

(v) Proposal No. 5 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

What is the purpose of the Articles Extension and Trust Extension?

The purpose of the Articles Extension and the Trust Extension is to provide us with additional time to complete a business combination. Our efforts to complete a business combination will involve: (1) entering into a definitive business combination agreement; (2) filing a Registration Statement for our initial business combination, (3) establishing a meeting date and record date for a meeting to approve a business combination, and distributing proxy materials to shareholders; and (4) holding the meeting to approve an initial business combination. Without the Articles Extension, we believe that we will not be able to complete an initial business combination on or before the Termination Date. If that were to occur, Cactus would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. If a suitable business combination is timely identified, the Company intends to hold another shareholder’s meeting prior to the expiration of the Articles Extension in order to seek shareholder approval of an initial business combination. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, to determine to liquidate and dissolve the Company at an earlier date.

Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

Why is the Company proposing the Articles Extension Proposal and Trust Extension Proposal?

The Company’s IPO prospectus and Articles provide that the Company initially has until May 2, 2023 (the date which is 18 months after the consummation of the IPO) to complete our initial business combination. If both the Articles Extension Proposal and the Trust Extension Proposal are approved, the business combination period will be extended to the Articles Extension Date.

The purpose of the Articles Extension Proposal is to allow us additional time to complete an initial business combination. The Company believes that given its expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to participate in an investment in a combined company.

Why should I vote “FOR” the Articles Extension Proposal and Trust Extension Proposal?

Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Articles Extension and Trust Extension to extend the date by which the Company may complete an initial business combination. Your vote in favor of the Articles Extension Proposal and the Trust Extension Proposal is required for the Company to implement the Articles Extension and the Trust Extension, respectively.

The Company’s existing Articles provide that if the Company’s shareholders approve an amendment to the Company’s Articles that would affect the substance or timing of the Company’s obligation to redeem Public Shares if the Company does not complete its initial business combination before May 2, 2023, the Company will provide holders of its Public Shares (“public shareholders”) with the opportunity to redeem, subject to the redemption limitation as described in the Company’s Articles, all or a portion of their Public Shares upon such approval (an election for such a redemption, an “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. This Articles provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your Public Shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your Public Shares in connection with an initial business combination.

Our Board recommends that you vote in favor of the Articles Extension Proposal and Trust Extension Proposal but expresses no opinion as to whether you should redeem your Public Shares. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

Why is the Company proposing the Conversion Amendment Proposal?

The purpose of the Conversion Amendment is to allow the Sponsor to convert Class B ordinary shares at any point in time prior to the initial business combination. Together with the Articles Extension Proposal and Trust Extension Proposal, this additional proposal will give the Company further flexibility to retain shareholders and meet continued listing requirements of Nasdaq in the event that the Articles Extension Proposal and Trust Extension Proposal are approved.

Why should I vote for the Conversion Amendment Proposal?

Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with approval of the Articles Extension Proposal and Trust Extension Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. By allowing holders of our Class B ordinary shares to convert such shares to Class A ordinary shares, we will have greater flexibility to maintain compliance with Nasdaq’s continued listing requirements.

Why should I vote “FOR” the Director Election Proposal?

All of the directors presented for re-appointment have served on our Board since our IPO. The Company believes that the stability and continuity of our Board is important as we continue to work toward an initial business combination.

Under the Articles, only holder(s) of Founder Shares have the right to vote in the appointment of directors prior to consummation of our initial business combination. Therefore, only the Sponsor, as the sole holder of the Founder Shares, has the right to vote upon the Director Election Proposal at the Meeting. Holders of Public Shares will not have the right to vote on the Director Election Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote all shares over which they have voting control in favor of all proposals being presented at the Meeting.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their shares in connection with (i) the completion of our initial business combination or (ii) a shareholder vote to approve an amendment to our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 18 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. None of our Sponsor, directors or officers are entitled to redeem the Founder Shares held by them.

On the record date, our Sponsor beneficially owned and was entitled to vote 3,162,500, or approximately 20.0%, of the Company’s issued and outstanding ordinary shares.

Subject to applicable securities laws, the Sponsor or the Company’s executive officers, directors or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or the Company’s executive officers, directors purchase Public Shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Extension Proposal and the Trust Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or the Company’s executive officers, directors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such Public Shares; and (v) the number of Public Shares for which we have received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of approving the Articles Extension Proposal and the Trust Extension Proposal, or otherwise limit the number of Public Shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Articles Extension and Trust Extension to be effectuated in circumstances where such effectuation could not otherwise occur. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal, the Trust Amendment Proposal, or the Conversion Amendment Proposal.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the proposals.

What vote is required to adopt the Articles Extension Proposal, the Trust Extension Proposal, the Conversion Amendment Proposal, the Director Election Proposal and the Adjournment Proposal?

Approval of each of the Articles Extension Proposal and the Conversion Amendment Proposal will require a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

Under the Trust Agreement, approval of the Trust Extension Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding ordinary shares entitled to vote thereon.

The Director Election Proposal requires an ordinary resolution passed by a simple majority of the holders of the Class B ordinary shares in the capital of the Company as, being entitled to do so, vote in person or by proxy at the Meeting and includes a unanimous written resolution.

The Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of the shareholders of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

When would the Board abandon the Articles Extension and the Trust Extension?

Our Board will abandon the Articles Extension and the Trust Extension if our shareholders do not approve the Articles Extension Proposal and the Trust Extension Proposal. If we abandon the Articles Extension, public shareholders will not have their Public Shares redeemed in connection with the Meeting.

What happens if I sell my ordinary shares or units of the Company before the Meeting?

The _______, 2023 record date is earlier than the date of the Meeting. If you transfer your Public Shares after the record date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your Public Shares prior to the record date, you will have no right to vote those shares at the Meeting.

Will the Company seek any further extensions to liquidate the Trust Account?

Other than the Articles Extension Proposal, until the expiration of the Articles Extension as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Articles Extension Proposal and Trust Extension Proposal are not approved?

If the Articles Extension Proposal and Trust Extension Proposal are not approved, and we do not consummate the initial business combination by May 2, 2023, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the public shareholders.

The Company’s Sponsor has waived its rights to participate in any liquidation distribution with respect to its Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or Private Warrants, which will expire worthless in the event we wind up.

Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

What happens if the Conversion Amendment Proposal is not approved?

If the Conversion Amendment Proposal is not approved, we will not amend our Articles to provide for the ability of holders of our Class B ordinary shares to convert such shares to Class A ordinary shares at the holder’s election. Instead, the Class B ordinary shares would only become convertible upon consummation of a business combination. In the event the Articles Extension Proposal and Trust Extension Proposal are approved and shareholder redemptions are processed in connection with such approvals, we may not have enough Class A ordinary shares outstanding to remain in compliance with Nasdaq continued listing standards, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty in completing a business combination.

If the Articles Extension Proposal, Trust Extension Proposal and Conversion Amendment Proposal are approved, what happens next?

Subject to the approval of (1) the Articles Extension Proposal by a special resolution being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and (2) the Trust Extension Proposal by the affirmative vote of holders of 65% of the Company’s outstanding ordinary shares entitled to vote thereon, the Company will file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto, and the Trust Extension in the form of Annex B hereto will become effective. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended, and its Public Units, Public Shares and public warrants will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will continue to work to consummate an initial business combination prior to the expiration of the Articles Extension.

In addition, subject to the approval of the Conversion Amendment Proposal by a special resolution being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, we will file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex C hereto. Upon conversion of any Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares shall still not be entitled to receive funds from the Trust Account through redemptions or otherwise. Additionally, the as-converted Class A ordinary shares will remain subject to all of the restrictions applicable to the pre-conversion Class B ordinary shares, including the prohibition on transferring, assigning or selling such shares until the earlier to occur of: (A) one year after the completion of a business combination, subject to certain exceptions or (B) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

The Articles Extension Proposal and the Trust Extension Proposal must both be approved for the Articles Extension to be implemented.

Would I still be able to exercise my redemption rights if I vote against the Articles Extension Proposal, Trust Extension Proposal, and/or the Conversion Amendment Proposal?

Yes, assuming you are a shareholder as of the record date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension. If you do not redeem your publicly held Class A ordinary shares, which we refer to as Public Shares, in connection with the Meeting, and you disagree with an initial business combination when it is proposed for a shareholder approval, you will retain your right to redeem your Public Shares upon consummation of an initial business combination, subject to any limitations set forth in the Articles.

When and where is the Meeting?

The Meeting will be held at _______ Eastern Time, on _______, 2023, at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company’s shareholders may attend and vote at the Meeting in person and/or by visiting https://www.cstproxy.com/cactusac/2023 and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing _______ (toll-free within the United States and Canada) or _______ (outside of the United States and Canada, standard rates apply). The passcode for telephone access is _______. The hybrid format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost.

How do I attend the Meeting virtually?

Registered shareholders received a proxy card from Continental. The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on _______, 2023 at _______ Eastern Time (four (4) business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/cactusac/2023 enter your control number, name and email address. Once you pre-register you will be able to vote. At the start of the Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.

Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting virtually and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.

If you do not attend the Meeting in person and do not have internet capabilities, you can listen only to the Meeting by _______ (toll-free), within the U.S. and Canada, or _______ (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number _______. This is listen only; you will not be able to vote or enter questions during the Meeting.

How do I vote?

If you are a holder of record of Company ordinary shares, you may vote in person or virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting in person or virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/cactusac/2023. You may still attend the Meeting and vote virtually or in person if you have already voted by proxy.

If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person or virtually at the Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the Meeting virtually?”

How do I change my vote?

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR”, “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes for each proposal. Approval of the Articles Extension Proposal and the Conversion Amendment Proposal require a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous resolution. Approval of the Trust Extension Proposal requires the affirmative vote of the holders of at least 65% of the outstanding Company ordinary shares entitled to vote thereon. Lastly, approval of the Director Election Proposal requires an ordinary resolution passed by a simple majority of the holders of the Class B ordinary shares in the capital of the Company as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution, and the Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of shareholders of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

If you do not vote, your action will have the effect of a vote against the Trust Extension Proposal and, if a valid quorum is otherwise established, no effect on the Articles Extension Proposal, Conversion Amendment Proposal, Director Election Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withheld votes (as applicable) will have the effect of a vote against the Trust Extension Proposal and no effect on the Articles Extension Proposal, Conversion Amendment Proposal, Director Election Proposal or the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. All of the proposals to be presented at the Meeting are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. The holders of a majority of the shares in the capital of the Company being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum.

Who can vote at the Meeting?

Only holders of record of the Company’s ordinary shares at the close of business on _______, 2023 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On that record date, [ ] Class A ordinary shares and 3,162,500 Class B ordinary shares were outstanding and entitled to vote.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of Our Sponsor, Directors and Officers.”

What happens to the Company’s warrants if the Articles Extension Proposal or Trust Extension Proposal is not approved?

If the Articles Extension Proposal or Trust Extension Proposal is not approved and we do not consummate a business combination by May 2, 2023, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the public shareholders. In that case, the Public Warrants as well as the Private Warrants will be worthless.

What happens to the Company’s warrants if both the Articles Extension Proposal and Trust Extension Proposal are approved?

If both the Articles Extension Proposal and Trust Extension Proposal are approved, the Company will be able to continue its efforts to consummate an initial business combination until the expiration of the Articles Extension and will retain the blank check company restrictions previously applicable to it, and the Public Warrants and Private Placement Warrants will remain outstanding in accordance with their terms.

How do I redeem my Public Shares?

If the Articles Extension and the Trust Extension are implemented, each public shareholder may redeem all or a portion of his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated an initial business combination by the expiration of the Articles Extension.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on _______, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Articles Extension, Trust Extension, and Election.

Pursuant to our Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Articles Extension Proposal and Trust Extension Proposal are approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares as part of Public Units and you elect to separate your units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii) prior to 5:00 p.m., Eastern Time, on _______, 2023, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: _______), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Articles Extension Proposal and Trust Extension Proposal.

Holders of units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical share certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Articles Extension Proposal and Trust Extension Proposal will not be redeemed for cash held in the Trust Account.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically).

In the event that a public shareholder tenders its shares and decides prior to the deadline for exercising redemption requests that it does not want to redeem its shares, the shareholder may withdraw the tender. Requests to withdraw a demand for redemption after the deadline for exercising redemption requests can only be completed if we consent. If you delivered your share certificates (if applicable) for redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (or thereafter with our consent) not to redeem your shares, you may request that our transfer agent return the share certificates or restore the book entry shares registered in your name. You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Articles Extension Proposal or Trust Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Articles Extension Proposal or Trust Extension Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Articles Extension Proposal and the Trust Extension Proposal would receive payment of the redemption price for such shares soon after the implementation of the Articles Extension and Trust Extension. The transfer agent will hold the share certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a Public Unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding Public Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Public Units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into Public Shares and Public Warrants. See “How do I redeem my Public Shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged [__] (“[Solicitor]”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay [Solicitor]’s customary fees, plus disbursements, and indemnify [Solicitor] against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Articles Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

[Solicitor]
[_________]

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

●	our ability to complete our initial business combination with a technology-based healthcare business that is domiciled or centered in Israel, that carries out all or a substantial portion of its activities in Israel, or that has some other significant Israeli connection;

●	our expectations around the performance of the prospective target business or businesses;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

●	our pool of prospective target, high-tech healthcare businesses in Israel;

●	risks associated with acquiring a technology-oriented healthcare business in Israel;

●	the ability of our officers and directors to generate a number of potential acquisition opportunities;

●	our public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

●	the Trust Account not being subject to claims of third parties; or

●	our financial performance following our initial public offering or following our initial business combination.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our Annual Report and the factors described in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”

We may not be able to complete a business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal and the Trust Extension Proposal are approved by our shareholders, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate and dissolve.

We may not be able to complete a business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal and the Trust Extension Proposal are approved by our shareholders. Our ability to complete an initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our Annual Report, and in other reports that we file with the SEC. If we have not completed our initial business combination prior to the Articles Extension Date (assuming that it is approved pursuant to the Articles Extension Proposal), and we do not seek any further extension, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Island law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Additionally, we are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension Proposal and the Trust Extension Proposal and, if needed, any additional extensions, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Articles Extension Proposal and the Trust Extension Proposal are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Additional extensions beyond the Articles Extension may be required, which may subject us and our shareholders to additional risks and contingencies that would make it more challenging for us to complete an initial business combination.

Changes in SEC rules affecting special purpose acquisition companies may adversely affect our ability to negotiate and complete our initial business combination. In particular, certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with our proposed Business Combination may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate and dissolve the Company at an earlier time than we might otherwise choose.

Our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications, and a post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with the foregoing may be difficult, time consuming and costly. Laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our ability to complete an initial business combination.

On March 30, 2022, the SEC issued proposed rules relating to, among other items, disclosures in business combination transactions involving special purpose acquisition companies, or SPACs, and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities (“SPAC Rule Proposals”). The SPAC Rule Proposals, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to complete a business combination, and may constrain the circumstances under which we could complete a business combination. Additionally, the need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate and dissolve the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a business combination and instead liquidate and dissolve the Company.

As described above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a current report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within 18 months after the effective date of the IPO Registration Statement. We will likely not complete our initial business combination within 18 months of such date. It is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate and dissolve the Company. If we are required to liquidate and dissolve, our shareholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

If we instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of a business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, on or prior to the 18-month anniversary of the effective date of our IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 18-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 18-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate and dissolve the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 18-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

We may be deemed a “foreign person” and therefore may not be able to complete our business combination because such transaction may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States, or may be ultimately prohibited.

Our Sponsor, Cactus Healthcare Management LP, is controlled by non-U.S. persons. While we are focusing our search on technology-based healthcare businesses that are domiciled in Israel, that carry out all or a substantial portion of their activities in Israel, or that have some other significant Israeli connection, we may pursue a business combination target in any business or industry and across any geographical region, including in the United States. Certain transactions in the United States are subject to specific rules or regulations that may limit, prohibit, or create additional requirements with respect to foreign ownership of a U.S. company. In particular, our initial business combination, if effected with a U.S. target company, may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, the Committee on Foreign Investment in the United States (“CFIUS”) has authority to review certain direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President of the United States prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

As such, a business combination with a U.S. business or foreign business with U.S. operations that we may wish to pursue may be subject to CFIUS review. If a particular proposed business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to delay or recommend that the President of the United States block our proposed initial business combination, require conditions with respect to such initial business combination or recommend that the President of the United States order us to divest all or a portion of the U.S. target business of our business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, or delay or prevent us from pursuing, certain target companies that we believe would otherwise be beneficial to us and our shareholders. In addition, certain types of U.S. businesses may be subject to rules or regulations that limit or impose requirements with respect to foreign ownership.

If CFIUS determines it has jurisdiction, CFIUS may decide to recommend a block or delay our business combination, or require conditions with respect to it, which may delay or prevent us from consummating a potential transaction. It is unclear at this stage whether our potential business combination transaction would fall within CFIUS’s jurisdiction, and if so, whether we would be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited amount time left to complete our business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the chance of realizing future gains through any price appreciation in the combined company. Additionally, our warrants will become worthless. As a result, the pool of potential targets with which we could complete a business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar ties to non-U.S. persons.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares, or in connection with a business combination or other shareholder vote pursuant to which shareholders would have a right to submit their shares for redemption.

Pursuant to the Inflation Reduction Act of 2022 (the “IRA”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations and their “Specified Affiliates” as the term is defined in the Notice (as defined below). The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the “fair market value”, within the meaning of these rules, of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the “fair market value” of certain new share issuances against the “fair market value” of share repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. The Treasury Department and the Internal Revenue Service (the “IRS”) have recently issued Notice 2023-2, indicating the intention to propose regulations on the excise tax and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, distributions in qualifying complete liquidations are exempt from the excise tax. In addition, the Notice provides that no distribution in a taxable year by a corporation that completely liquidates in a qualifying liquidation during such taxable year is subject to the excise tax.

If, as a result of the Articles Extension Proposal and the Trust Extension Proposal, the amendment to the Articles extending our deadline for consummating an initial business combination is approved, our shareholders will have the right to require us to redeem their Public Shares. The excise tax may apply to such redemption and any other repurchase of our shares (including repurchases in connection with a business combination and/or our liquidation). The extent to which we would be subject to the excise tax in a taxable year would depend on a number of factors, including: (i) the “fair market value” of the redemptions and repurchases during such taxable year, (ii) the nature and amount of any “PIPE” or other equity issuances during such taxable year (including in connection with a business combination), (iii) if we liquidate in such taxable year and whether the liquidation qualifies for exemption, (iv) the structuring of any business combination, and (v) the content of any proposed or final regulations and other guidance from the Treasury Department or the IRS. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. If we liquidate, it is not clear that our liquidation will qualify for exemption from the excise tax under the Notice because it will depend on the particular facts and circumstances of the liquidation. Any excise tax payable by us may cause a reduction in the cash available to us to complete a business combination, could affect our ability to complete a business combination, and may cause a reduction in amounts available for redemptions.

BACKGROUND

We are a blank check company formed on April 19, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

As of the record date, there were [  ] Cactus Ordinary Shares outstanding, consisting of (i) [  ] Cactus Class A Ordinary Shares, all of which are Public Shares, and (ii) 3,162,500 Class B Ordinary Shares. Concurrently with the closings of our initial public offering (including the full exercise of the underwriters’ over-allotment option), our Sponsor purchased in the aggregate 4,866,667 private warrants at a price of $1.50 per warrant (for $7,300,000 in total) in a private placement. Each private warrant provides the holder thereof the right to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as provided herein. The purchase price of the private warrants was added to the proceeds from our initial public offering held in the Trust Account pending our completion of our initial business combination. If we do not complete our initial business combination within 18 months from the closing of our initial public offering, the proceeds of the sale of the private warrants held in the Trust Account will be used to fund the redemption of our public shares, and the private warrants will expire worthless. The private warrants are subject to the transfer restrictions described below. The private warrants will not be redeemable by us so long as they are held by the Sponsor or its respective permitted transferees. If the private warrants are held by holders other than our Sponsor or its respective permitted transferees, the private warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units sold in our initial public offering. Otherwise, the private warrants have terms and provisions that are identical to those of the warrants that were sold as part of the units in our initial public offering.

The Board currently believes that there may not be sufficient time before May 2, 2023 (i.e., 18 months from the consummation of the IPO) to complete an initial business combination. Accordingly, the Board believes that in order to be able to both consummate an initial business combination and allow for current holders of public shares to make the Election, we may need to implement the Articles Extension and the Trust Extension.

Approximately $130,893,000 in proceeds from our IPO, the simultaneous sale of warrants in the Private Placement, and interest income are being held in our Trust Account in the United States maintained by Continental, acting as trustee, as of December 31, 2022. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 18 months from the closing of the IPO, subject to extension, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 18 months from the closing of the IPO or during any Articles Extension Date, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Directors and Officers.”

You are not being asked to vote on any business combination at this time. If the Articles Extension and Trust Extension are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will be entitled to vote on an initial business combination when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event that an initial business combination is approved and completed or we have not consummated a business combination by the expiration of the Articles Extension Date, subject to the terms of the Articles.

THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with an extraordinary general meeting in lieu of the 2022 annual general meeting of shareholders to be held on [   ] , 2023 at Eastern Time at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/ _________.

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal No. 1 - A proposal to approve, by way of special resolution, the amendment to the Articles to extend the Termination Date by which Cactus has to consummate a business combination from May 2, 2023 to November 2, 2023 (the “Articles Extension Proposal”). A copy of the proposed amendment is set forth in Annex A to this proxy statement;

2.	Proposal No. 2 - A proposal to amend the Trust Agreement, by and between the Company and Continental, to extend the date by which the Company would be required to consummate a business combination from May 2, 2023 to November 2, 2023, or such earlier date as may be determined by our Board in its sole discretion (the “Trust Extension Proposal”);

3.

Proposal No. 3  — A proposal to approve, by way of special resolution, an amendment to Cactus’ Articles to provide for the right of a holder of shares of Class B ordinary shares, to convert such shares into shares of Class A ordinary shares on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Conversion Amendment Proposal”). A copy of the proposed amendment is set forth in Annex C to this proxy statement;;

4.	Proposal No. 4 — A proposal to approve, by way of ordinary resolution of the holders of the Class B ordinary shares, the re-appointment of each of Ofer Gonen, Nachum (Homi) Shamir, Hadar Ron, M.D., David J. Shulkin, M.D., and David Sidransky, M.D. as directors of the Board until the annual meeting of the Company to be held in 2024 or until their successors are appointed and qualified (the “Director Election Proposal”); and

5.	Proposal No. 5 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Articles Extension Proposal, the Trust Extension Proposal, the Conversion Amendment Proposal, or the Director Election Proposal. The Articles Extension Proposal and the Trust Extension Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company has to complete a business combination.

You are not being asked to vote on any business combination transaction at this time. If the Articles Extension and Trust Extension proposals are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event our initial business combination is approved and completed or if the Company has not consummated the initial business combination prior to the Articles Extension Date, subject to the terms of the Articles.

Public shareholders may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Articles Extension Proposal regardless of whether or how such public shareholders vote with respect to the Articles Extension Proposal. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension. If the Articles Extension Proposal and Trust Extension Proposal are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account when an initial business combination is submitted to the shareholders. Furthermore, if the Articles Extension Proposal and the Trust Extension Proposal are approved and the Articles Extension is implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the Trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the passage of the Articles Extension Date.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximate $130,893,000 that was in the Trust Account as of December 31, 2022.

If the Articles Extension Proposal or the Trust Extension Proposal is not approved and we do not consummate an initial business combination by May 2, 2023, in accordance with our Articles, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Company’s warrants will expire worthless.

The approval of the Articles Extension Proposal and the Conversion Amendment Proposal require a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Additionally, the approval of the Trust Extension Proposal requires the affirmative vote of the holders of at least 65% of the outstanding Company ordinary shares entitled to vote thereon. Approval of the Director Election Proposal requires an ordinary resolution passed by a simple majority of the holders of the Class B ordinary shares in the capital of the Company as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution to approve that proposal. Approval of the Adjournment Proposal requires an ordinary resolution which is a resolution passed by a simple majority of shareholders of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Our Board will abandon and not implement the Articles Extension Proposal or the Trust Extension Proposal unless our shareholders approve both the Articles Extension Proposal and the Trust Extension Proposal. Notwithstanding shareholder approval of the Articles Extension Proposal and the Trust Extension Proposal, our Board will retain the right to abandon and not implement the Articles Extension or Trust Extension at any time before the implementation thereof without any further action by our shareholders.

Only holders of record of our ordinary shares at the close of business on _______, 2023 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on _______, 2023 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about [  ] , 2023.

Dissenters’ Right of Appraisal

Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Outstanding Shares and Quorum

The number of outstanding ordinary shares entitled to vote at the Meeting is 15,812,500 shares, which consists of (i) 12,650,000 Class A ordinary shares, all of which are Public Shares, and (ii) 3,162,500 Class B ordinary shares (Founder Shares). Each ordinary share is entitled to one vote. The presence of holders of a majority of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. Abstentions will be counted as present for purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. The Class A ordinary shares and Founder Shares are entitled to vote together as a single class on the Articles Extension Proposal, the Trust Extension Proposal, the Conversion Amendment Proposal and the Adjournment Proposal. Only the Class B ordinary shares are entitled to vote on the Director Election Proposal.

Abstentions and Broker Non-Votes

An abstention occurs when a shareholder attends a meeting, or is represented by proxy, but abstains from voting. At the Meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Assuming that a quorum is present, a Cactus shareholder’s abstention will have no effect on the outcome of the votes on the Articles Extension Proposal, the Trust Extension Proposal, the Conversion Amendment Proposal, the Director Election Proposal, or the Adjournment Proposal.

Broker non-votes are shares held in “street name” by brokers, banks and other nominees that are present or represented by proxy at a shareholder meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Because, under Nasdaq rules, brokers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to any of the four proposals described in this proxy statement/prospectus, if a beneficial owner of ordinary shares held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be permitted under Nasdaq rules to be voted at the meeting, and thus will not be counted as present or represented by proxy at the meeting. The votes to approve the Articles Extension Proposal, the Conversion Amendment Proposal, the Director Election Proposal, or the Adjournment Proposal are based on the votes actually cast by the shareholders present or represented by proxy and entitled to vote at the Meeting. As a result, assuming that a quorum is present, if you fail to issue voting instructions to your broker, bank or other nominee, it will have no effect on the outcome of the Articles Extension Proposal, Conversion Amendment Proposal, the Director Election Proposal, or the Adjournment Proposal. The vote to approve the Trust Extension Proposal is based on the total ordinary shares outstanding. As a result, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the effect of a vote against the Trust Extension Proposal.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

Proposal	Vote Required
Articles Extension	A special resolution as a matter of Cayman Islands law, being a resolution passed by at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution
Conversion Amendment	A special resolution as a matter of Cayman Islands law, being a resolution passed by at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution
Trust Extension	At least sixty-five percent (65%) of the outstanding ordinary shares entitled to vote thereon in person or by proxy at the Meeting
Director Election	An ordinary resolution passed by a simple majority of the holders of the Class B ordinary shares in the capital of the Company as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution
Adjournment	An ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders of Cactus as being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution

Abstentions will count as a vote against the Trust Extension Proposal, but will have no effect on the remaining proposals, assuming a quorum is present. The failure to vote on the Trust Extension Proposal will have the effect of a vote “AGAINST” such proposal, but will have no effect on the Articles Extension Proposal, the Conversion Amendment Proposal, the Director Election Proposal, or the Adjournment Proposal, assuming a quorum is present.

The chairman of the Meeting may adjourn the Meeting whether or not there is a quorum, to reconvene at the same or some other place, and may adjourn the Meeting from time to time until a quorum shall be present. Under the Articles, if there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum. If the Meeting is adjourned for 30 days or more, notice of the adjourned Meeting must be given. Otherwise, it will not be necessary to give any such notice of the adjourned Meeting.

Voting Procedures

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of ordinary shares that you own.

●

You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Articles Extension Proposal, “FOR” the Trust Extension Proposal, “FOR” the Conversion Amendment Proposal, “FOR” the Director Election Proposal, and “FOR” the Adjournment Proposal.

●	You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your Public Shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact [Solicitor], our proxy solicitor at:

[Solicitor]
[__]

We have retained [Solicitor] to aid in the solicitation of proxies. [Solicitor] will receive a fee of approximately $_____, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own Public Shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 4B Cedar Brook Drive, Cranbury, NJ 08512, and via email to [ ]; and

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	the fact that the Sponsor holds an aggregate of 3,162,500 Class B Ordinary Shares, for which it paid $25,000, and 4,866,667 Private Warrants, for which it paid $7,300,000, all of which would expire worthless if an initial business combination is not consummated and such securities will have a significantly higher value if an initial business combination is consummated, estimated at approximately $[ ] based on the reported closing price of $[ ] per Class A ordinary share and $ per warrant on Nasdaq on , 2023;

●	since November 2021, we pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support services;

●	the fact that, unless the Company consummates the initial business combination, the Sponsor and our directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of December 31, 2022) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that the Sponsor may loan to us up to $450,000 in working capital loans, which are evidenced by a promissory note that we have issued to the Sponsor, which may not be repaid from funds in our Trust Account and which would be repaid or converted into warrants at a conversion price of $1.50 per warrant only upon the closing of a business combination transaction or upon our liquidation; in the case of such a liquidation, there is no guarantee of there being sufficient funds for repayment of these loaned amounts;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination on or prior to the Articles Extension Date, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, from the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on an initial business combination and may even continue to serve following an initial business combination and receive compensation thereafter.

Redemption Rights

Pursuant to our current Articles, our public shareholders will be provided with the opportunity to redeem their Public Shares upon the approval of the Articles Extension, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then outstanding Public Shares. If your redemption request is properly made and the Articles Extension Proposal and Trust Extension Proposal are approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $[ ] million on December 31, 2022, the estimated per share redemption price would have been approximately $[ ]. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on _______, 2023 (two (2) business days before the Meeting) that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: [  ]

E-mail: [  ]@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical share certificates should allot sufficient time to obtain physical share certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical share certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the share certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Articles Extension Proposal and the Trust Extension Proposal are not approved and we do not consummate a business combination by May 2, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants to purchase ordinary shares will expire worthless.

Holders of outstanding units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into Public Shares and Public Warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and Public Warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and Public Warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL NO 1: THE ARTICLES EXTENSION PROPOSAL

Background

The proposed Articles Extension would amend the Company’s Articles to extend the date by which the Company would be permitted to consummate a business combination from May 2, 2023 to November 2, 2023. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on any business combination at this time. If the Articles Extension and Trust Extension are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event that an initial business combination is approved and completed or if the Company has not consummated the initial business combination on or prior to the Articles Extension Date, subject to the terms of the Articles.

Reasons for the Proposed Articles Extension

The Company is proposing to amend, by way of special resolution, its Articles to extend the date by which it would be permitted to consummate a business combination from May 2, 2023 to November 2, 2023.

The purpose of the Articles Extension Proposal is to provide us with additional time to complete a business combination. Our efforts to complete a business combination will involve: (1) entering into a definitive business combination agreement; (2) filing a registration statement containing a proxy statement/prospectus for a shareholders meeting to approve our initial business combination and completing the review process of the Securities and Exchange Commission with respect to that filing, (3) establishing a meeting date and record date for a meeting to approve a business combination, and distributing proxy materials to shareholders; and (4) holding the meeting to approve an initial business combination. Without the Articles Extension, we believe that we will not be able to complete an initial business combination on or before the Termination Date. If that were to occur, Cactus would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. If a suitable business combination is timely identified, the Company intends to hold another shareholder’s meeting prior to the expiration of the Articles Extension in order to seek shareholder approval of an initial business combination. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, to determine to liquidate and dissolve the Company at an earlier date. Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

If the Articles Extension Is Approved

If both the Articles Extension Proposal and the Trust Extension Proposal are approved, the Articles Extension in the form of Annex A hereto will, upon filing in the Cayman Islands, be effective, and the Trust Account will not be liquidated except in connection with our completion of a business combination, or in connection with our liquidation if we do not complete a business combination by the applicable termination date of Cactus. We will then continue to attempt to consummate an initial business combination until the Articles Extension Date.

If the Articles Extension Proposal and Trust Extension Proposal are approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all Public Shares on a specified date following the filing of the Articles Extension at any time before or after the Current Termination Date, and on or prior to the Articles Extension Date.

If the Articles Extension Is Not Approved

If the Articles Extension Proposal (or the Trust Extension Proposal) is not approved and we have not consummated a business combination by May 2, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We do not believe it is likely that, if the Articles Extension Proposal and the Trust Extension Proposal are not approved, we will be able to consummate a business combination by May 2, 2023.

If the Company liquidates and dissolves, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to our Articles such as the Articles Extension. On the record date, the Sponsor beneficially owned and was entitled to vote [  ] ordinary shares, in the aggregate, which represent [ ]% of the Company’s issued and outstanding ordinary shares.

In connection with the Articles Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Articles Extension Proposal or the Trust Extension Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension. If the Articles Extension Proposal and the Trust Extension Proposal are approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended by the Articles Extension (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $130,893,000 of marketable securities as of December 31, 2022. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Articles Extension Date or our earlier liquidation.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or _______, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the DTC’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its Public Shares.

As of December 31, 2022, there was approximately $130,893,000 of marketable securities in the Trust Account. If the Articles Extension Proposal and the Trust Extension Proposal are approved and the Company extends a business combination period to last through November 2, 2023 (or such earlier date as may be determined by our Board in its sole discretion, the redemption price per share as of the date of the meeting for the approval of an initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $[ ] per share under the terms of our current Articles and Trust Agreement.

Our Board will abandon and not implement the Articles Extension Proposal unless our shareholders approve both the Articles Extension Proposal and the Trust Extension Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will be implemented.

Vote Required for Approval

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution, is required to approve the Articles Extension Proposal. Assuming the presence of a quorum at the Meeting, abstentions or the failure to vote on the Articles Extension Proposal will have no effect on the vote concerning the Articles Extension Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ARTICLES EXTENSION PROPOSAL.

U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Articles Extension Proposal is approved. This discussion applies only to Public Shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances, including the alternative minimum tax or the Medicare tax on investment income, or the consequences to holders subject to special rules, including:

●	our Sponsor, directors and officers and their respective affiliates;

●	financial institutions, insurance companies or other financial services entities;

●	broker-dealers or other persons that are subject to the mark-to-market method of accounting;

●	tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax deferred accounts;

●	governments or agencies or instrumentalities thereof;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or otherwise as compensation;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar; or

●	persons that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States,

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

●	an estate whose income is subject to U.S. federal income tax regardless of its source, or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER, AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Redemption Treated as Sale or Distribution

Subject to the PFIC rules discussed below under “PFIC Considerations,” if a U.S. Holder’s Public Shares are redeemed pursuant to the redemption provisions described in this proxy statement, the U.S. federal income tax consequences to such holder will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “Taxation of Sale or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Public Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and such U.S. Holder does not constructively own any other shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, such distribution will generally be treated a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if Public Shares are readily tradable on an established securities market in the United States, provided that we are not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain other requirements are met. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any dividends paid with respect to Public Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “Taxation of Sale or Other Taxable Disposition of Public Shares.” However, we do not currently maintain calculations of our earnings and profits in accordance with U.S. federal income tax principles. U.S. Holders should therefore assume that any amounts treated as a distribution as a result of a redemption of Public Shares will be reported as dividend income.

Taxation of Sale or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

Generally

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. For this purpose, cash generally is treated as held for the production of passive income. The determination of whether a foreign corporation is a PFIC is made annually. Once a foreign corporation is treated as a PFIC it is, with respect to a shareholder during the time it qualifies as a PFIC, and subject to certain exceptions, always treated as a PFIC with respect to such shareholder, regardless of whether it satisfied either of the qualification tests in subsequent years.

Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of Cactus

Based upon the composition of our income and assets, and our expectations regarding the timing of the completion of an initial business combination, we believe that we will not be eligible for the startup exception and therefore that we have been a PFIC since our first taxable year.

Default PFIC Rules

If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held Public Shares, a QEF election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares, which would include a redemption of Public Shares if such redemption is treated as a sale under the rules discussed above; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares), which may include a redemption of Public Shares if such redemption is treated as a distribution under the rules discussed above.

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

QEF Election

In general, if we are determined to be a PFIC, a U.S. Holder may avoid the PFIC tax consequences described above in respect of its Public Shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such U.S. Holder’s tax return for the taxable year for which the election relates.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621, including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Public Shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such Public Shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such Public Shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such Public Shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to its Public Shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or as a result of a purging election, as described above), any gain recognized on the sale of the Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such U.S. Holders. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends, under the above rules.

Mark-to-Market Election

Alternatively, a U.S. Holder may make an election to mark marketable shares in a PFIC to market on an annual basis. PFIC shares generally are marketable if they are (i) “regularly traded” on a national securities exchange that is registered with the Securities Exchange Commission or on the national market system established under Section 11A of the Securities and Exchange Act of 1934, or (ii) “regularly traded” on any exchange or market that the Treasury Department determines to have rules sufficient to ensure that the market price accurately represents the fair market value of the shares. The Public Shares, which are listed on Nasdaq, should qualify as marketable shares for this purpose but there can be no assurance that the Public Shares will be “regularly traded.”

Pursuant to such an election, a U.S. Holder would include in each year as ordinary income the excess, if any, of the fair market value of such shares over its adjusted basis at the end of the taxable year. A U.S. Holder may treat as ordinary loss any excess of the adjusted basis of the shares over its fair market value at the end of the year, but only to the extent of the net amount previously included in income as a result of the election in prior years. A U.S. Holder’s adjusted tax basis in the PFIC shares will be increased to reflect any amounts included in income, and decreased to reflect any amounts deducted, as a result of a mark-to-market election. Any gain recognized on a disposition of Public Shares will be treated as ordinary income and any loss will be treated as ordinary loss (but only to the extent of the net amount of income previously included as a result of a mark-to-market election).

PFIC Reporting Requirements

If we are a PFIC, a U.S. Holder of Public Shares will be required to file an annual report on IRS Form 8621 containing such information with respect to its interest in a PFIC as the IRS may require. Failure to file IRS Form 8621 for each applicable taxable year may result in substantial penalties and result in the U.S. Holder’s taxable years being open to audit by the IRS (potentially including with respect to items that do not relate to a U.S. Holder’s investment in the Public Shares) until such forms are properly filed.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Dividend payments with respect to the Public Shares and proceeds from the sale, exchange or redemption of the Public Shares may be subject to information reporting to the IRS and possible backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

PROPOSAL NO 2: THE TRUST EXTENSION PROPOSAL

Background

The proposed Trust Extension would amend the Trust Agreement to extend the date by which the Company would be permitted to consummate a business combination from May 2, 2023 to November 2, 2023, or such earlier date as may be determined by our Board in its sole discretion. A copy of the proposed Trust Extension is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on an initial business combination at this time. If the Trust Extension is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a prospective business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event that an initial business combination is approved and completed or if the Company has not consummated an initial business combination on or prior to the Articles Extension Date, subject to the terms of the Articles.

Reasons for the Trust Extension

The purpose of the Trust Extension is to allow the Company to extend the date by which the Company would be permitted to consummate a business combination from May 2, 2023 to November 2, 2023, or such earlier date as may be determined by our Board in its sole discretion. The Trust Extension parallels the proposed Articles Extension.

The Company’s current Trust Agreement provides that the Company has until 18 months after the closing of the IPO, or such later date as may be approved by the Company’s shareholders in accordance with the Company’s Articles, to terminate the Trust Agreement and liquidate the Trust Account.

If the Trust Extension Is Approved

If both the Articles Extension Proposal and the Trust Extension Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of a business combination or in connection with our liquidation if we do not complete a business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Articles Extension Date or until the Board determines in its sole discretion that it will not be able to consummate a business combination by the applicable Articles Extension Date and does not wish to continue operations until such expiration.

If the Trust Extension Is Not Approved

If the Trust Extension is not approved and we do not consummate a business combination by May 2, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Our Board will abandon and not implement the Trust Extension Proposal unless our shareholders approve both the Articles Extension Proposal and the Trust Extension Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will be implemented.

Proposed Resolution

At the Meeting, the following resolution will be presented for adoption pursuant to the Trust Extension Proposal:

RESOLVED, that conditional upon the effectiveness of the special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company as set forth in Annex A, the amendment to the Investment Management Trust Agreement, dated as of November 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, is hereby authorized and approved.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our ordinary shares entitled to vote thereon is required to approve the Trust Extension Proposal. Consequently, abstentions or the failure to vote on the Trust Extension will have the same effect as a vote “AGAINST” the Trust Extension Proposal.

Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the Trust Extension Proposal at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE TRUST EXTENSION PROPOSAL.

PROPOSAL NO 3: THE CONVERSION AMENDMENT PROPOSAL

Background

The proposed Conversion Amendment would amend the Company’s Articles to allow the Company to convert Class B ordinary shares to Class A ordinary shares for a one-for-one basis at any point prior to the business combination at the option of the holder. The complete text of the proposed amendment is attached to this proxy statement as Annex C. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. Even if approved, our Board retains the discretionary authority not to file the amendment implementing the Conversion Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its shareholders.

Reasons for the Conversion Amendment

Our Articles provide that the Class B ordinary shares shall automatically become convertible into Class A ordinary shares on a one-for-one bases upon the consummation of a business combination. The purpose of the Conversion Amendment is to allow the holders of Class B ordinary shares to convert their Class B ordinary shares at any point in time prior to the business combination. Together with the Articles Extension Proposal and the Trust Extension Proposal, this additional proposal will give the Company further flexibility to retain shareholders and meet Nasdaq continued listing requirements in the event that the Articles Extension is approved and redemptions otherwise cause the Company to no longer be in compliance with Nasdaq’s listing standards.

If the Conversion Amendment is Approved

If the Conversion Amendment Proposal is approved, the Conversion Amendment in the form of Annex C hereto will, upon adoption by the shareholders, be effective. We will then continue to attempt to consummate an initial business combination until the Articles Extension Date. Additionally, upon conversion of any shares of Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares shall still not be entitled to receive funds from the trust account through redemptions or otherwise. Additionally, the as-converted Class A ordinary shares will remain subject to all of the restrictions applicable to the pre-conversion Class B ordinary shares, including the prohibition on transferring, assigning or selling such shares until the earlier to occur of: (A) one year after the completion of a business combination, subject to certain exceptions or (B) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s shareholders having the right to exchange their shares for cash, securities or other property.

If the Conversion Amendment Is Not Approved

If the Conversion Amendment is not approved, we will not amend our Articles to provide for the ability of holders of our Class B ordinary shares to convert such shares to Class A ordinary shares at the holder’s election. Instead, the Class B ordinary shares would only become convertible upon consummation of a business combination. In the event the Articles Extension Proposal and the Trust Extension Proposal are approved and shareholder redemptions are processed in connection with such approvals, we may not have enough Class A ordinary shares outstanding to remain in compliance with Nasdaq continued listing standards, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty in completing a business combination.

Additionally, if we are unable to consummate a business combination by or before the Original Termination Date or the Articles Extension Date, there is a significant risk that a redemption of the Public Shares will be subject to the 1% excise tax applicable to share repurchases by U.S. public companies pursuant to the Inflation Reduction Act of 2022. The application of the excise tax to any redemptions the Company makes after December 31, 2022, could potentially reduce the per-share amount that public shareholders would otherwise be entitled to receive and could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.

Vote Required for Approval

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution, is required to approve the Conversion Amendment Proposal. Assuming the presence of a quorum at the Meeting, abstentions or the failure to vote on the Conversion Amendment Proposal will have no effect on the vote concerning the Conversion Amendment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE CONVERSION AMENDMENT PROPOSAL.

PROPOSAL NO 4: THE DIRECTOR ELECTION PROPOSAL

Background

Our Board consists of five members. The Sponsor, as the sole holder of our Founders Shares, appointed each of our current directors prior to consummation of our initial public offering for a two-year term. Under our Articles, only the holders of our Founder Shares, and not the holders of our Public Shares, have the right to vote on the appointment of directors prior to our initial business combination.

At the Meeting, all five current members of the Board will be presented for re-appointment to the Board to serve for the ensuing two-year period or until their successors are appointed and qualified, or their earlier resignation or removal. The Board has nominated each of Ofer Gonen, Nachum (Homi) Shamir, Hadar Ron, M.D., David J. Shulkin, M.D., and David Sidransky, M.D. for re-appointment as directors. The biographies of Ofer Gonen, Nachum (Homi) Shamir, Hadar Ron, M.D., David J. Shulkin, M.D., and David Sidransky, M.D. are set forth below under “Directors and Executive Officers”.

Directors and Executive Officers

Cactus’s officers and directors are as follows:

Name	Age	Position
Ofer Gonen	49	Chief Executive Officer and Director
Stephen T. Wills	66	Chief Financial Officer
Nachum (Homi) Shamir	69	Chairman of the Board
Hadar Ron, M.D.	64	Director
David J. Shulkin, M.D.	63	Director
David Sidransky, M.D.	62	Director

Ofer Gonen serves as our Chief Executive Officer and is also a member of the board of directors. He has been the Chief Executive Officer of MediWound Ltd. since June 30, 2022. Previously he served as Chief Executive Officer of Clal Biotechnology Industries Ltd. (CBI), from February 2017 to June 2022. Mr. Gonen has more than 20 years of experience in managing life sciences investments and business collaborations in both the United States and Israel. Prior to 2017, he served as a Vice President at CBI from September 2003 until February 2017. Mr. Gonen holds a B.Sc. in Physics, Mathematics and Chemistry from the Hebrew University of Jerusalem, and an M.A. in Economics and Finance from Tel Aviv University, with distinction. We believe that Mr. Gonen’s extensive knowledge and experience in the healthcare sphere, including as a director of CBI’s public portfolio companies, make him qualified to serve on our board of directors, given our search for a business combination in our target industries.

Nachum (Homi) Shamir serves as our Chairman of the Board. Mr. Shamir has served as Chairman of the Board of MediWound Ltd. (Nasdaq: MDWD) since August 2022. Previously, he served as Chairman, President, and Chief Executive Officer of Luminex Corporation (Nasdaq: LMNX), which develops, manufactures, and markets a variety of proprietary biological testing technologies, from October, 2014 through its sale to DiaSorin S.p.A. in 2021. Prior to that role, Mr. Shamir served, from 2006 to 2014, as President and CEO of Given Imaging, a developer, manufacturer, and marketer of diagnostic products for the visualization and detection of disorders of the gastrointestinal tract. Prior to joining Given Imaging, Mr. Shamir was Corporate Vice President of Eastman Kodak Company and President of Eastman Kodak´s Transaction and Industrial Solutions Group. Additionally, he served over 10 years at Scitex Corporation in positions of increasing responsibility, including President and CEO from 2003 to 2004. Prior to 2003, Mr. Shamir held senior management positions at various international companies, mainly in the Asia Pacific regions. Mr. Shamir holds a Bachelor of Science from the Hebrew University of Jerusalem and a Masters of Public Administration from Harvard University. We believe that Mr. Shamir is qualified to serve on the board of directors because his significant experience in managing biotechnology companies, both as a board member and as an executive, helps to guide our board in our search for strong target biotechnology companies.

Hadar Ron, M.D. serves as a member of our board of directors. Since 2000, Dr. Ron has been a founder and managing partner of Israel Healthcare Ventures (IHCV), a fund focused on investing in global and Israeli companies in the fields of medical devices, biotechnology, pharmaceutical and medical-related IT. Dr. Ron is a physician and attorney by education. Her background includes extensive medical, legal and private equity management experience. Dr. Ron is closely familiar with the field of development and commercialization of medical products and systems, medical IT and data, and has wide experience serving as a board member of global public and private companies, including, among others: Inmode Medical Ltd. (Nasdaq: INMD), GIView Ltd. and Together Pharma Ltd. (TASE: TGTR). She earned an M.D. and LLB, each from the Tel Aviv University. We believe that Dr. Ron is qualified to serve on the board of directors because she assists in our board’s search for, and assessment of, Israel-related target companies, and their technology, within the fields of medical devices, biotechnology, pharmaceuticals and medical-related IT.

David J. Shulkin, M.D. serves as a member of our board of directors. Since 2018, Dr. Shulkin has served as the President of Shulkin Solutions, LLC, which works with healthcare organizations and companies to foster innovation and improve well-being for patients. Previously, Dr. Shulkin served as the ninth United States Secretary of Veterans Affairs from February 2017 to March 2018 and the Under Secretary of Veterans Affairs for Health from July 2015 to February 2017. Prior to coming to such appointments, Dr. Shulkin was a healthcare executive, having served as chief executive of leading hospitals and health systems including Beth Israel Medical Center in New York City and Morristown Medical Center in Northern New Jersey. Dr. Shulkin has also held numerous physician leadership roles including the Chief Medical Officer of the University of Pennsylvania Health System, the Hospital of the University of Pennsylvania, Temple University Hospital, and the Medical College of Pennsylvania Hospital. Dr. Shulkin has held academic positions including the Chairman of Medicine and Vice Dean at Drexel University School of Medicine. As an entrepreneur, Dr. Shulkin founded and served as the Chairman and CEO of DoctorQuality one of the first consumer-orientated sources of information for quality and safety in healthcare. He has served on boards of managed care companies, technology companies, and health care organizations. Dr. Shulkin was the 2018 University of Pennsylvania Leonard Davis Institute Distinguished Health Policy Fellow. He is board-certified internist. He received his medical degree from the Medical College of Pennsylvania, his internship at Yale University School of Medicine, and a residency and Fellowship in General Medicine at the University of Pittsburgh Presbyterian Medical Center. He received advanced training in outcomes research and economics as a Robert Wood Johnson Foundation Clinical Scholar at the University of Pennsylvania. We believe that Dr. Shulkin is qualified to serve on the board of directors due to his significant management experience in the healthcare and technology industries.

David Sidransky, M.D. serves as a member of our board of directors. Since July 1994, Dr. Sidransky has been the Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine’s Department of Otolaryngology and Professor of Oncology, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at the John Hopkins University School of Medicine. Dr. Sidransky is a co-founder and Managing Partner of Israel Biotech Fund. Dr. Sidransky currently serves on the board of directors of several public and private companies, including Galmed Pharmaceuticals Ltd. (Nasdaq: GLMD), Champions Oncology (Nasdaq: CSBR), Orgenesis (Nasdaq: ORGS), and is the chairman of the board of directors of Ayala Pharmaceuticals (Nasdaq: AYLA). Dr. Sidransky served as Director of the American Association for Cancer Research (AACR) from 2005 to 2008. Dr. Sidransky received a B.S. in Chemistry from Brandeis University and an M.D. from Baylor College of Medicine. We believe that Dr. Sidransky is qualified to serve on the board of directors because his extensive knowledge and experience in the biotechnology and biopharmaceutical spheres, both in medical practice and through the lens of public company management, make him ideally suited to assist in our search for a business combination in our target industries.

Director Independence

Nasdaq listing standards require that a majority of the Board be independent within one year of our IPO. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Drs. Hadar Ron, David Shulkin and David Sidransky, and Mr. Nachum (Homi) Shamir, is an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules. Cactus’ audit committee and compensation committee are each entirely composed of independent directors meeting Nasdaq’s and the SEC’s additional requirements applicable to members of those committees. Cactus’ independent directors have regularly scheduled meetings at which only independent directors are present.

Number and Terms of Office of Officers and Directors

The Board consists of five members. Holders of Founder Shares appointed each of Cactus’ directors prior to consummation of its IPO for a two-year term, and holders of Public Shares do not have the right to vote on the appointment of directors during such term. The provisions of the Articles regarding director term may only be amended by a special resolution passed by at least 90% of such shareholders of Cactus as, being entitled to do so, vote in person or by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been given, or by way of unanimous written resolution. Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board is authorized to appoint persons to the offices set forth in the Articles as it deems appropriate. The Articles provide that our officers may consist of a Chairman, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the Board.

Committees of Cactus’ Board of Directors

Pursuant to Nasdaq listing rules Cactus has established two standing committees - an audit committee in compliance with Section 3(a)(58)(A) of the Exchange Act and a compensation committee, each comprised entirely of independent directors. In lieu of a standing nominating committee, a majority of Cactus’ independent directors may recommend a director nominee for selection by the Board (as described below under “Nominating Committee”).

Audit Committee

Cactus has established an audit committee of the Board. Drs. Hadar Ron and David Shulkin, and Mr. Nachum (Homi) Shamir serve as members of Cactus’ audit committee and Mr. Shamir serves as the chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, Cactus is required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. Each such member of Cactus’ audit committee meets the independent director standard under Nasdaq listing standards and under Rule 10A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and the Board has determined that Dr. Ron qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

Cactus has adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Cactus has established a compensation committee of the Board. Dr. Ron and Mr. Shamir serve as members of Cactus’ compensation committee and Dr. Ron serves as the chairperson of the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, Cactus is required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions. Each such member of Cactus’ compensation committee meets the independent director standard under Nasdaq listing standards and Rule 10C-1 of the Exchange Act applicable to members of the compensation committee.

Cactus has adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation (if any is paid by us), evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and making recommendations to our board of directors with respect to the compensation (if any) and any incentive-compensation of all of our other officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating Committee

Cactus does not have a standing nominating committee. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are Drs. Hadar Ron, David Sidransky and David Shulkin, and Mr. Nachum (Homi) Shamir. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

Prior to Cactus’ initial business combination, in the event of a vacancy on the Board, the Board will also consider director candidates recommended for nomination by holders of Cactus’ ordinary shares, for appointment by the remaining members of the Board then still serving. During the entire period until Cactus’ initial business combination, only holders of the Founder Shares, and not holders of the Public Shares, will have the right to appoint members of the Board.

Cactus has not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of Cactus’ business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of Cactus’ shareholders.

Compensation Committee Interlocks and Insider Participation

None of Cactus’ officers currently serve, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more officers serving on the Board.

Report of the Audit Committee*

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to the Board that the audited financial statements be included in the Annual Report.

Submitted by our audit committee:

Dr. Hadar Ron

Dr. David Shulkin

Mr. Nachum (Homi) Shamir

*	The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

Board and Committee Meetings and Attendance

During the fiscal year ended December 31, 2022, the Board held [four] meetings and did not undertake any actions by written consent, the audit committee held [three] meetings and did not undertake any actions by written consent, and the compensation committee [did not] hold any meetings and did not undertake any actions by written consent. No director attended fewer than [75%] of the aggregate of the total number of meetings of the Board or the committees on which he or she served. We encourage all of our directors to attend our annual general meetings of shareholders.

Code of Ethics and Committee Charters

We have adopted a code of ethics applicable to our directors, officers and employees (our “Code of Ethics”). Our Code of Ethics is available on our website. Our Code of Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Ethics on our website.

Copies of our audit committee charter and our compensation committee charter are also available on our website. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

Executive Compensation

None of Cactus’ officers or directors has received any cash compensation for services rendered to Cactus. Each of Cactus’ independent directors invested, prior to the closing of Cactus’ IPO, as a limited partner holding a minority, non-controlling interest in the Sponsor and therefore holds an indirect interest in the Founder Shares held by the Sponsor. In addition, the Sponsor, officers and directors, and any of their respective affiliates, are reimbursed for any bona-fide, documented out-of-pocket expenses incurred in connection with activities on Cactus’ behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. In addition, we may pay a customary financial consulting fee to an affiliate of the Sponsor, which will not be made from the proceeds of Cactus’ initial public offering held in the Trust Account prior to the completion of Cactus’ initial business combination. We may pay such financial consulting fee in the event such party or parties provide us with specific target company, industry, financial or market expertise, as well as insights, relationships, services or resources that we believe are necessary in order to assess, negotiate and consummate an initial business combination. The amount of any such financial consulting fee we pay will be based upon the prevailing market for similar services for comparable transactions at such time, and will be subject to the review of Cactus’ audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest. Cactus’ audit committee will also review on a quarterly basis all payments that were made to Cactus’ sponsor, officers, directors or Cactus’ or their affiliates.

After the completion of Cactus’ initial business combination, directors or members of Cactus’ management team who remain with the combined company may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to Cactus’ shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time such materials are distributed, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to Cactus’ officers will be determined by a compensation committee constituted solely by independent directors.

Cactus does not intend to take any action to ensure that members of Cactus’ management team maintain their positions with a combined company after the consummation of an initial business combination, although it is possible that some or all of Cactus’ officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence Cactus’ management’s motivation in identifying or selecting a target business but we do not believe that the ability of Cactus’ management to remain with Cactus after the consummation of Cactus’ initial business combination will be a determining factor in Cactus’ decision to proceed with any potential business combination. We are not party to any agreements with Cactus’ officers and directors that provide for benefits upon termination of employment.

Legal Proceedings

To the knowledge of our management, there is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacity as such.

Independent Registered Public Accounting Firm

The following is a summary of fees paid or to be paid to Kesselman & Kesselman (“PwC Israel”), our independent auditors, for services rendered for the period from April 19, 2021 (inception) through December 31, 2021:

Audit Fees. Audit fees consist of fees that we paid for professional services rendered by PwC Israel in connection with the audit of our consolidated annual financial statements and services that would normally be provided by PwC Israel in connection with statutory and regulatory filings or engagements, including with respect to our IPO process. Audit fees for the period from April 19, 2021 (inception) through December 31, 2021 were $104,800.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay PwC Israel any audit-related fees for the period from April 19, 2021 (inception) through December 31, 2021.

Tax Fees. We paid PwC Israel $7,500 in tax fees for the period from April 19, 2021 (inception) through December 31, 2021.

All Other Fees. We did not pay PwC Israel for other services for the period from April 19, 2021 (inception) through December 31, 2021.

Representatives of PwC Israel have been invited to but are not expected to be present at the Meeting to answer questions.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by the Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Certain Relationships and Related Person Transactions

Prior to our initial public offering, our Sponsor purchased an aggregate of 2,875,000 founders shares for an aggregate purchase price of $25,000. In October 2021, we effected a share dividend of 0.1 shares for each share then outstanding, thereby resulting in 3,162,500 Class B Ordinary Shares outstanding and held by our Sponsor.

Substantially concurrent with the closing of the initial public offering, we effected a private placement of 4,866,667 private warrants to our Sponsor at a price of $1.50 per warrant, or $7,300,000 in the aggregate. The purchase of the Private Warrants provided additional funds that are necessary to maintain in our trust account $10.20 per unit sold to the public, as well as funds outside of the trust account for our working capital requirements. Each private warrant is exercisable to purchase one whole ordinary share at $11.50 per share, subject to adjustment as provided herein. Our sponsor is permitted to transfer the private warrants held by it to certain permitted transferees, including our officers and directors and other persons or entities affiliated with or related to it, but the transferees receiving such securities will be subject to the same agreements with respect to such securities as our Sponsor. Otherwise, these units will generally not be transferable or salable until 30 days after the completion of our initial business combination. The private warrants will be non-redeemable so long as they are held by our Sponsor or its permitted transferees, except as otherwise described in our Annual Report. The private warrants may be exercised by the Sponsor or its permitted transferees for cash. Other that as described above in this paragraph, the private warrants have terms and provisions that are identical to those of the warrants that were sold as part of the initial public offering units (including, that they are not exercisable on a cashless basis).

The Founders Shares constitute 20% of the public shares that are outstanding following our initial public offering. On May 21, 2021, we entered into an Administrative Services Agreement pursuant to which we pay our sponsor up to $10,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying any of these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 18 (or 24, if the Articles Extension Proposal and Trust Extension Proposal are approved) months, our sponsor will be paid up to $10,000 per month ($180,000 or $240,000 in the aggregate) for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses.

As discussed in our Annual Report, if any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, subject to their fiduciary duties under Cayman Islands law, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us, subject to his or her fiduciary duties under Cayman Islands law. Our amended and restated memorandum and articles of association provide that to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer, on the one hand, and us, on the other.

Our officers and directors currently have and will in the future have certain relevant fiduciary duties or contractual obligations that may, subject to applicable law, take priority over their duties to us. Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any bona-fide, documented out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers and directors, or any of their respective affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

At the closing of our initial business combination, we may pay a customary financial consulting fee to an affiliate of our sponsor, which will not be made from the proceeds of our initial public offering held in the trust account prior to the completion of our initial business combination. We may pay such financial consulting fee in the event such party or parties provide us with specific target company, industry, financial or market expertise, as well as insights, relationships, services or resources that we believe are necessary in order to assess, negotiate and consummate an initial business combination. The amount of any such financial consulting fee we pay will be based upon the prevailing market for similar services for comparable transactions at such time, and will be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest.

On May 24, 2021, our sponsor agreed to loan us up to $300,000 to be used for a portion of the expenses of our initial public offering; our obligation to repay those loans was reflected in a $300,000 promissory note that we issued to our sponsor. The loans under that note were non-interest bearing, unsecured and were due at the earlier of December 31, 2021 or the close of our initial public offering. The loans were repaid upon the closing of the offering on November 2, 2021 out of the offering proceeds not held in the trust account. The value of our Sponsor’s interest in that transaction corresponded to the principal amount issued and outstanding under the loans. As of December 31, 2022, no amounts were outstanding under the promissory note issued to our Sponsor.

In addition, in order to finance transaction costs leading up to, and in connection with, an intended initial business combination, our sponsor, together with three primary limited partners of our sponsor (Clal Biotechnology Industries, Israel Biotech Fund and Consensus Business Group (via its affiliate, Kalistcare Ltd.)), have committed to funding us up to $450,000, as may be required by us. If we complete our initial business combination, we would repay such loaned amounts, or at the lenders’ option, those amounts could be converted into warrants to purchase Class A ordinary shares at a price of $1.50 per warrant. In the event that our initial business combination does not close, we may use a portion of the working capital held outside of the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of loans from our Sponsor and its affiliates (which includes the foregoing $450,000 amount) may be converted into warrants at a price of $1.50 per warrant at the option of the lender. The warrants would be identical to the private warrants issued to our Sponsor.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the Founders Shares, private warrants and warrants issued upon conversion of working capital loans (if any), which are described in our Annual Report.

We entered into indemnity agreements with each of our officers and directors. Those agreements require us to indemnify those individuals to the fullest extent permitted under applicable Cayman Islands law and to hold harmless, exonerate and advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Proposed Resolution

At the Meeting, the following resolution will be presented for adoption pursuant to the Director Election Proposal:

RESOLVED, as an ordinary resolution of the holders of the Class B ordinary shares in the capital of the Company, that each of Ofer Gonen, Nachum (Homi) Shamir, Hadar Ron, M.D., David J. Shulkin, M.D., and David Sidransky, M.D be reappointed as directors serving on the Board until the second succeeding annual general meeting of the Company and until their successors are elected and qualified or their earlier removal or vacation of office in accordance with the Articles of Association of the Company.

Vote Required for Approval

The approval of the Director Election Proposal requires an ordinary resolution, passed by a simple majority of the holders of the Class B ordinary shares of Cactus as being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Accordingly, assuming that a quorum is present, a shareholder’s failure to vote, as well as an abstention and a broker non-vote, will have no effect on the outcome of the Director Election Proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the RE-APPOINTMENT of each of the director nominees.

PROPOSAL NO 5: THE ADJOURNMENT PROPOSAL

Background

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

In addition to an adjournment of the Meeting upon approval of the Adjournment Proposal, the Cactus board of directors is empowered under Cayman Islands law to postpone the Meeting at any time prior to the Meeting being called to order in accordance with the Articles. In such event, Cactus will issue a press release and take such other steps as it believes are necessary and practical under the circumstances to inform its shareholders of the postponement of the Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Proposed Resolution

At the Meeting, the following resolution will be presented for adoption pursuant to the Director Election Proposal:

RESOLVED, as an ordinary resolution, that the Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Extension Proposal, the Trust Extension Proposal or the Director Election Proposal presented at the Meeting.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders of Cactus as being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Accordingly, assuming that a quorum is present, a shareholder’s failure to vote, as well as an abstention and a broker non-vote, will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of March 1, 2023 by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of ordinary shares;

●	each of our executive officers and directors; and

●	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them. The following table is based on 12,650,000 Class A ordinary shares and 3,162,500 Class B ordinary shares issued and outstanding. The following table does not reflect record or beneficial ownership of public or private warrants, as those warrants are not exercisable within 60 days of March 1, 2023.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned		Approximate Percentage of Issued and Outstanding Class A Ordinary Shares(2)
5% or Greater Shareholders
Cactus Healthcare Management LP (3)	3,162,500	(4)	20%
Highbridge Capital Management, LLC (5)	952,156		7.5%
Saba Capital Management, L.P. (6)	750,358		5.9%
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(7)	750,000		5.9%

Directors and Executive Officers
Ofer Gonen	-		-
Stephen T. Wills(8)	-		-
David Sidransky, M.D.	-		-
Nachum (Homi) Shamir(9)	-		-
Hadar Ron, MD(10)	-		-
David J. Shulkin, M.D.(11)	-		-
All officers, directors and director nominees as a group (six individuals)(3)	3,162,500	(4)	20%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Cactus Acquisition Corp. 1 Limited, 4B Cedar Brook Drive, Cranbury, NJ 08512.

(2)	The percentage of Class A ordinary shares outstanding is based upon 12,650,000 Class A ordinary shares issued and outstanding as of March 1, 2023. In addition, as of that date, our sponsor (Cactus Healthcare Management LP) holds all 3,162,500 outstanding Class B ordinary shares, which will convert into Class A ordinary shares on a one-for-one basis upon consummation of our initial business combination. Other than the foregoing conversion provisions, Class B ordinary shares have the same rights as Class A ordinary shares, except that only Class B ordinary shares have the right to vote in the election of directors, as described below. Consequently, we have treated the 3,162,500 Class B ordinary shares as part of the Class A ordinary shares solely for the purposes of the presentation of our sponsor’s beneficial ownership herein (whereas for all other 5% or greater shareholders, the Class A ordinary shares that underlie the Class B ordinary shares are not counted as issued and outstanding Class A ordinary shares and do not reduce their beneficial ownership of Class A ordinary shares).

(3)	Our sponsor, Cactus Healthcare Management LP, directly holds our shares that are reported in this row. Cactus Healthcare Management LLC serves as the sole general partner of our sponsor and may therefore be deemed to share voting and investment authority with respect to the shares held thereby. Each of Israel Biotech Fund, Kalistcare Ltd. (an affiliate of Consensus Business Group) and Clal Biotechnology Industries holds an equal 33.33% equity interest in Cactus Healthcare Management LLC. No single individual or group of individuals possesses the ability to control the decisions made by the sole general partner. Each of Mr. Shamir, Dr. Shulkin and Dr. Ron holds a limited partnership interest in our sponsor (a 1.25%, 1.0%, and 1.0% limited partnership interest, respectively), and our Chief Financial Officer, Mr. Wills, holds a 4.75% limited partnership interest in our sponsor.

(4)	Consists of 3,162,500 Class A ordinary shares issuable upon conversion of an equal number of Class B ordinary shares, all of which are held by the Cactus Healthcare Management LP. The foregoing conversion will occur automatically on the first business day following consummation of a business combination by the Issuer. Excludes 4,866,667 Class A ordinary shares underlying warrants held by our sponsor, which are not exercisable as of, or within 60 days of, the date of this Annual Report.

(5)	Based solely on a Schedule 13G/A filed by Highbridge Capital Management, LLC with the SEC on January 31, 2023. Highbridge Capital Management, LLC serves as the trading manager of Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P. Each of these persons may be deemed to be the beneficial owner of all of the reported shares and to possess shared voting power with respect to all of these shares. The address of these entities is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(6)	Based solely on a Schedule 13G/A filed by Saba Capital Management, L.P., a Delaware limited partnership, with the SEC on February 14, 2023. Each of Saba Capital Management, L.P., Saba Capital Management GP, LLC, a Delaware limited liability company, and Mr. Boaz R. Weinstein may be deemed to be the beneficial owner of all of the reported shares and to possess shared voting power with respect to all of these shares. The address of these persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)	Based solely on a Schedule 13G filed by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust, with the SEC on February 8, 2022. The address of this shareholder is 2020 Calamos Court, Naperville, IL 60563.

(8)	Please see footnote (3) above for a description of Mr. Wills’ ownership interest in our sponsor.

(9)	Please see footnote (3) above for a description of Mr. Shamir’s ownership interest in our sponsor.

(10)	Please see footnote (3) above for a description of Dr. Ron’s ownership interest in our sponsor.

(11)	Please see footnote (3) above for a description of Dr. Shulkin’s ownership interest in our sponsor.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is https://cactusac1.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Articles Extension Proposal, the Trust Extension Proposal, the Director Election Proposal and the Adjournment Proposal, by contacting the Company’s proxy solicitor at the following address and telephone number:

[Solicitor]

[_______]

You may also contact us at the following address, email and telephone number:

Stephen T. Wills, Chief Financial Officer, c/o Cactus Acquisition Corp. 1 Ltd., 4B Cedar Brook Drive, Cranbury, NJ 08512, email: [ ]; telephone: (609) 495-2222

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than [  ] , 2023.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CACTUS ACQUISITION CORP. 1 LIMITED

______, 2023

REOLVED, as special resolutions, that:

(i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO or such earlier date as determined by the Board, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and.

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or an amendment to these Articles prior thereto or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

ANNEX B

PROPOSED AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of [ ], 2023, is made by and between Cactus Acquisition Corp. 1 Limited, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of November 2, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account established for the benefit of the Company and the Public Shareholders under the circumstances described therein;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the affirmative vote of at least sixty five percent (65%) of the then outstanding shares of Ordinary shares and Class B ordinary shares, voting together as a single class;

WHEREAS, pursuant to an extraordinary general meeting of the Company held on the date hereof, at least sixty five percent (65%) of the then outstanding shares of Ordinary Shares and Class B Ordinary Shares, voting together as a single class, voted affirmatively to approve (i) this Amendment Agreement and (ii) a corresponding amendment to the Company’s amended and restated memorandum and articles of association (the “Articles Extension”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein concurrently with the effectiveness of the Articles Extension.

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined herein, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Amendments to the Trust Agreement.

(a) Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer or Chairman of the board of directors of the Company (the “Board”), and in the case of Exhibit A, jointly signed by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit B, less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) twenty-four (24) months after the closing of the Offering (or such earlier date as determined by the Board) and (ii) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated and dissolved in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders.”

(b) Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated, in the form attached hereto, to implement a corresponding change to the foregoing amendment to Section 1(i) of the Trust Agreement.

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of the parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement. This Amendment Agreement is intended to be in full compliance with the requirements for an amendment to the Trust Agreement as required by Section 6(c) and Section 6(d) of the Trust Agreement, and any defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

4. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement; and

(b) All references to the “amended and restated memorandum articles of association” in the Trust Agreement shall mean the Company’s amended and restated memorandum articles of association as amended by the Articles Extension.

5. Governing Law. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

6. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment Agreement by electronic transmission shall constitute valid and sufficient delivery thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

CACTUS ACQUISITION CORP. 1 LIMITED

By:
Name:
Title:

EXHIBIT B
[Letterhead of Company]
[Insert date]

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section1(i)of the Investment Management Trust Agreement between Cactus Acquisition Corp. 1 Limited (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of November 2, 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Business within the time frame specified in the Company’s amended and restated memorandum and articles of association, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Shareholders. The Company has selected [●] as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Shareholders in accordance with the terms of the Trust Agreement and the amended and restated memorandum and articles of association of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

Cactus Acquisition Corp. 1 Limited

By:
Name:
Title:

cc:	Moelis & Company LLC,
Oppenheimer & Co. Inc.

ANNEX C

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CACTUS ACQUISITION CORP. 1 LIMITED

______, 2023

REOLVED, as special resolutions, that:

(i) Article 17.2 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) (a) at any time and from time to time at the option of the holder thereof and (b) automatically concurrently with or immediately following the closing of the Business Combination.

(ii) Article 17.3 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the consummation of a Business Combination, all Class B Shares in issue (and not otherwise previously converted into Class A Shares) shall automatically convert into Class A Shares at the time of the consummation of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of all Class A Shares and Class B Shares (excluding any such Class B Shares that have otherwise previously been converted into Class A Shares) in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private warrants issued to the Sponsor or its Affiliates or any Officers or Directors.

(ii) Article 17.4 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue (and not otherwise previously converted into Class A Shares) consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.”

(iii) Article 17.5 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of Shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue (and not otherwise previously converted into Class A Shares).”

(iv) Article 17.6 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue (and not otherwise previously converted into Class A Shares) shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion and not otherwise previously converted into Class A Shares.”

C-1

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

Cactus Acquisition Corp. 1 Ltd.
4B CEDAR BROOK DRIVE

CRANBURY, NJ, 08512

EXTRAORDINARY GENERAL MEETING IN LIEU OF 2023 ANNUAL

GENERAL MEETING OF THE COMPANY
[__], 2023
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

Cactus Acquisition Corp. 1 Ltd.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF 2023 ANNUAL

GENERAL MEETING OF THE COMPANY TO BE HELD ON [__], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [__], 2022, (the “Proxy Statement”) in connection with the extraordinary general meeting in lieu of 2022 annual general meeting of shareholders of Cactus Acquisition Corp. 1 Ltd. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [__:__] a.m. Eastern time on [__], 2023 at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Ofer Gonen and Stephen T. Wills, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, PROPOSAL NO. 4, AND PROPOSAL NO. 5 CONSTITUTING THE ARTICLES EXTENSION PROPOSAL, THE TRUST EXTENSION PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting in lieu of 2022 Annual General Meeting of Shareholders to be held on [__], 2023:

The notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/ cactusac/2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3,PROPOSAL NO. 4 AND, IF PRESENTED, PROPOSAL NO. 5.	Please mark ☒ votes as indicated in this example

Proposal No. 1 – Articles Extension Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the Company would be permitted to consummate an initial business combination from May 2 2023 to November 2, 2023, as well as to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date.	☐	☐	☐

Proposal No. 2 – Trust Extension Proposal	FOR	AGAINST	ABSTAIN
A proposal to amend the Company’s investment management trust agreement, dated as of February 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, to extend the date by which the Company would be permitted to consummate a business combination from May 2, 2023 to November 2, 2023, or such earlier date as may be determined by the Board, in its sole discretion, pursuant to the resolution set forth in Proposal No. 2 of the accompanying proxy statement.	☐	☐	☐

Proposal No. 3 – Conversion Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve, by way of special resolution, an amendment to Cactus’ Articles to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share to convert such shares into Class A ordinary shares, par value $0.0001 per share on a one-for-one basis prior to the closing of a business combination at the election of the holder.

Proposal No. 4 – Director Election Proposal [Holders of Founder Shares ONLY]	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of ordinary resolution of the holders of the Class B ordinary shares in the capital of the Company, the reappointment of each of Ofer Gonen, Nachum (Homi) Shamir, Hadar Ron, M.D., David J. Shulkin, M.D., and David Sidransky, M.D. until the second succeeding annual general meeting of the Company to be held in 2024 or until their successors are appointed and qualified pursuant to the resolution set forth in Proposal No. 3 of the accompanying proxy statement	☐	☐	☐

Proposal No. 5 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1, Proposal No. 2, or Proposal No. 3, pursuant to the resolution set forth in Proposal No. 4 of the accompanying proxy statement.	☐	☐	☐

Date: _______________, 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, PROPOSAL NO. 4, AND PROPOSAL NO. 5. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.